UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2021

PERSHING SQUARE TONTINE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-39396	83-0930174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 Eleventh Avenue, Ninth Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 813-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PSTH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $23.00	PSTH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On June 25, 2021, Pershing Square Tontine Holdings, Ltd. (the “Company” or “PSTH”) issued a Frequently Asked Questions (“FAQ”) document in connection with its proposed acquisition of 10% of the outstanding ordinary shares of Universal Music Group B.V. (“UMG”) from Vivendi S.E. (“Vivendi”), proposed Redemption Tender Offer and Warrant Exchange Offer (each as described in the FAQ) (collectively, the “Offers”) and other related matters (collectively, the “Transactions”). The FAQ is attached as Exhibit 99.1 and is incorporated by reference herein.

On June 25, 2021, the Company also issued a press release, which is attached as Exhibit 99.2 and incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any securities.

The proposed Transactions described in this Current Report on Form 8-K have not yet commenced, may proceed on materially different terms and may not occur at all. This communication is for informational purposes only. This Current Report on Form 8-K, including the documents incorporated by reference herein, is not a recommendation to buy, sell or exchange any securities, and it is neither an offer to purchase nor a solicitation of an offer to sell securities. The Offers will only be made pursuant to offers to purchase or exchange, letters of transmittal and related materials that will be filed with the applicable Schedule TO on the commencement date of each Offer. The Company’s shareholders and warrantholders should read those materials carefully because they will contain important information, including the various terms of, and conditions to, the Offers. The Company’s shareholders and warrantholders will be able to obtain free copies of those materials as well as the other documents that the Company and Pershing Square SPARC Holdings, Ltd. (“SPARC”) will be filing with the SEC, which will contain important information about the Company, SPARC, the Offers and the proposed transactions, at the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions, including statements regarding the benefits of the Transactions, the anticipated timing of the proposed Transactions, the services offered by UMG and the markets in which it operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the proposed Transactions may not be completed in a timely manner or at all, or may be completed on terms materially different from those described herein, which may adversely affect the price of PSTH’s securities, (ii) the risk that the proposed Transactions may not be completed by PSTH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by PSTH, (iii) the failure to satisfy the conditions to the consummation of any aspect of the proposed Transactions, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the proposed Transactions not occurring, (vi) the effect of the announcement or pendency of the proposed Transactions on UMG’s business relationships, performance, and business generally, (vii) the outcome of any legal proceedings that may be instituted against PSTH, SPARC, Vivendi, UMG or their respective directors or officers related announcement of the proposed Transactions, (viii) the amount of the costs, fees, expenses and other charges related to the proposed Transactions, (ix) the ability to maintain the listing of PSTH’s securities on NYSE, (x) the price of PSTH’s securities may be volatile due to a variety of factors which may also include changes in UMG’s business and operations and the New York Stock Exchange (“NYSE”) in performance across its competitors, changes in laws and regulations affecting UMG’s business and changes in its capital structure as a result of the proposed Transactions and its contemplated public listing, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transactions, and identify and realize additional opportunities, (xii) the amount of Class A Common Stock redeemed in the Redemption Tender Offer or the number of warrants exchanged and shares of Class A Common Stock issued in the Warrant Exchange Offer (xiii) possible variances between the historical financial information UMG presents and its future financial statements, when they become available, (xiv) potential material differences between the terms of SPARC described herein and those ultimately offered to investors or the SEC failing to declare the registration statement in respect of SPARC’s securities effective or the NYSE or Nasdaq listing the securities or either the SEC or the applicable stock exchange imposing conditions that would prevent SPARC from operating in the manner intended and (xv) the impact of the global COVID-19 pandemic on any of the foregoing.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statements for the Distribution and the SPARC rights offering that will be filed with the SEC in respect of the proposed Transactions. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PSTH assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. PSTH does not give any assurance that PSTH will achieve its expectations or that the proposed Transactions will occur at all. The inclusion of any statement in this press release does not constitute an admission by PSTH or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Frequently Asked Questions, dated June 25, 2021

99.2	Press Release, dated June 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSHING SQUARE TONTINE HOLDINGS, LTD.

By:	/s/ William A. Ackman
	Name:	William A. Ackman
	Title:	Chief Executive Officer, Chairman of the Board of Directors

Dated: June 25, 2021